UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2021

NOVELIS INC.

(Exact name of Registrant as specified in its charter)

Canada	001-32312	98-0442987
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3560 Lenox Road, Suite 2000, Atlanta, GA		30326
(Address of principal executive offices)		(Zip Code)

(404) 760-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

On July 26, 2021, Novelis Inc. (the “Company”) announced the launch of a proposed offering (the “Proposed Offering”) by its wholly-owned subsidiary, Novelis Corporation (the “Issuer”), of $750,000,000 aggregate principal amount of senior notes due 2026 (the “2026 Notes”) and $750,000,000 aggregate principal amount of senior notes due 2031 (the “2031 Notes” and, together with the 2026 Notes, the “Notes”) in a private offering to qualified institutional buyers in accordance with Rule 144A and to certain persons outside the United States under Regulation S of the Securities Act of 1933, as amended (the “Securities Act”).

The Company is furnishing herewith, and incorporating by reference herein, as Exhibit 99.1 attached hereto, certain information that was included in the confidential preliminary offering memorandum, dated July 26, 2021 (the “Offering Memorandum”), relating to the Proposed Offering, including certain preliminary estimated unaudited financial and operating results as of and for the three months ended June 30, 2021.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

The information provided under Item 2.02 is hereby incorporated by reference into this Item 7.01.

The Company is furnishing herewith, and incorporating by reference herein, as Exhibit 99.1 attached hereto, certain information from the Offering Memorandum.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Exchange Act, nor shall it be deemed incorporated by reference into any filing under the Securities Act or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

Proposed Offering

On July 26, 2021, the Company issued a press release announcing that it has commenced the Proposed Offering. A copy of the press release is attached hereto as Exhibit 99.2.

There can be no assurances that the offering of the Notes will be completed as described herein or at all.

Conditional Redemption of Existing 2026 Notes

In connection with the Proposed Offering, on July 26, 2021, the Issuer delivered a notice for the conditional redemption of all of its currently outstanding 5.875% Senior Notes due 2026 (the “Existing 2026 Notes”) pursuant to the indenture, dated as of September 14, 2016 (the “Indenture”), among the Issuer, the guarantors party thereto from time to time and Regions Bank, as trustee.

The redemption of the Existing 2026 Notes is subject to, and conditioned upon, the Issuer having completed the Proposed Offering on terms and conditions satisfactory to the Issuer yielding net proceeds to the Issuer, together with up to $150 million of cash on hand, sufficient to (i) fund the redemption of all currently outstanding Existing 2026 Notes (including all payments of principal, premium and interest as described therein) and (ii) pay certain fees and expenses incurred in connection with the redemption and the Proposed Offering (the “Redemption Condition”). The redemption date for the Existing 2026 Notes is August 25, 2021 (the “Redemption Date”), provided that the Redemption Date may be extended by the Issuer pending satisfaction of the Redemption Condition. If the Redemption Date is not delayed, the Existing 2026 Notes will be redeemed at a redemption price of 100% of the principal amount of the Existing 2026 Notes, plus accrued and unpaid interest to, but excluding, the Redemption Date plus the “make-whole” premium.

This current report on Form 8-K does not constitute a notice of redemption under the Indenture or an obligation to issue a notice of redemption, or an offer to tender for, or purchase, any of the Existing 2026 Notes or any other security.

Item 9.01. Financial Statements and Exhibits.

99.1	Excerpts from preliminary offering memorandum of the Issuer, dated July 26, 2021.

99.2	Press release, dated July 26, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.

Date: July 26, 2021	By:	/s/ Christopher Courts
Christopher Courts
General Counsel, Corporate Secretary and Compliance Officer